PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $41.1 million new construction of an 89-unit senior cooperative located in Lakeville, Minnesota. Estoria Cooperative will rise on a site historically used for commercial purposes that now sits vacant. The development will consist of a four-story building offering amenities that include community room, pub room with bar/lounge, fitness studio, art studio, guest suites, outdoor patio with grill stations, pickleball and bocce ball courts, community garden plot, pet spa and park, storage units and an underground heated parking garage.

Estoria Cooperative will have excellent access to shopping, services, health care and places of worship. Residents will be served by the LOOP Circulator Bus which provides accessibility from area senior housing locations to amenities like retail, groceries and the Heritage Center, a community facility that offers services to seniors and veterans.

The project’s neighborhood is centrally located with a number of nearby highways, like I-35, that provide convenient regional access. The project is located approximately 20 miles from downtown Minneapolis and less than 25 miles from St. Paul.

HIT ROLE	The HIT will invest $19.4 million to purchase taxable Ginnie Mae Construction Loan Certificates and a Permanent Loan Certificate. This commitment represents the HIT’s 113th investment in Minnesota.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $19.4 Million	Total Development Cost $41.1 Million	89 Units	339,980 Hours of Union ConstructionWork Generated	$10.5 Million Tax revenue generated	$74.2 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2024. Economic impact data is in 2024 dollars and all other figures are nominal.

PROJECT PROFILE | Estoria Cooperative of Lakeville – Lakeville, MN

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of 40 years that demonstrates the added value derived from union- friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

09/2024

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